                                 EXHIBIT 23.2
                                 ------------

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Advanced Deposition Technologies, Inc.
Taunton, Massachusetts

  We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated February 14, 1997, relating to the consolidated financial statements of Advanced Deposition Technologies, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.

                                                BDO Seidman, LLP

Boston, Massachusetts
April 17, 1997